                               As filed with the Securities and Exchange Commission on September 11, 2002
                                                                                                          Registration No. 333-49740

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                              ------------------------------------------

                                                    POST-EFFECTIVE AMENDMENT NO. 2
                                                                  TO
                                                               FORM S-3
                                                        REGISTRATION STATEMENT
                                                                 UNDER
                                                      THE SECURITIES ACT OF 1933

                                                          ACXIOM CORPORATION
                                        (Exact name of Registrant as specified in its charter)

          Delaware                                                                               71-0581897
(State or other jurisdiction of                                                               (I.R.S. Employer
incorporation or organization)                                                              Identification Number)

                                                   P. O. Box 8180, 1 Information Way
                                                   Little Rock, Arkansas 72203-8180
                                                            (501) 342-1000
                               (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                                 -------------------------------------

                                                           Charles D. Morgan
                                                  Chairman of the Board and President
                                                           (Company Leader)
                                                          Acxiom Corporation
                                                   P. O. Box 8180, 1 Information Way
                                                   Little Rock, Arkansas 72203-8180
                                                            (501) 342-1000
                                       (Name, address, including zip code, and telephone number,
                                              including area code, of agent for service)

                                                              Copies to:

                                                          Jeffrey J. Gearhart
                                                            Kutak Rock LLP
                                                        425 West Capitol Avenue
                                                              Suite 1100
                                                      Little Rock, Arkansas 72201
                                                            (501) 975-3000
                                               ----------------------------------------

                           Approximate date of commencement of proposed sale to the public: Not Applicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  [  ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  [  ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  [  ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[  ]

If delivery of the prospectus is expected to be made pursuant to rule 434, please check the following box. [  ]

         This Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (No. 333-49740) shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

                                                     Deregistration of Securities

         On November 13, 2000, Acxiom Corporation (the "Registrant") filed a registration statement on Form S-3 (No. 333-49740), (as amended by Post Effective Amendment No. 1 filed on January 3, 2001, the "Registration Statement"), which registered for resale by the selling stockholder named therein 3,604,000 shares of the Registrant's common stock, par value $.10 per share, along with the associated Preferred Stock Purchase Rights.  The Registrant's contractual obligations to the selling stockholder to maintain the effectiveness of the Registration Statement have expired. Accordingly, pursuant to the undertaking contained in the Registration
Statement, the Registrant is filing this Post-Effective Amendment No. 2 to terminate the Registration Statement and to deregister all securities registered pursuant to the Registration Statement remaining unsold as of the date this Post-Effective Amendment No. 2 is filed.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Acxiom certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas, on September 11,
2002.

                                                     ACXIOM CORPORATION

                                                     By: /s/  Catherine L. Hughes
                                                        -------------------------------------------------
                                                          Catherine L. Hughes
                                                          Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities indicated, on September 11, 2002:

                         Signature                                                    Title

/s/ Dr. Ann Hayes Die*                                                               Director
-----------------------------------------
(Dr. Ann Hayes Die)

/s/ William T. Dillard II*                                                           Director
-----------------------------------------
(William T. Dillard II)

/s/ Harry C. Gambill*                                                                Director
-----------------------------------------
(Harry C. Gambill)

/s/ Rodger S. Kline*                                                  Director and Company Operations Leader
-----------------------------------------
(Rodger S. Kline)

/s/ Thomas F. (Mack) McLarty, III*                                                   Director
-----------------------------------------
(Thomas F. (Mack) McLarty, III)

/s/ Charles D. Morgan*                                               Chairman of the Board and Company Leader
-----------------------------------------                                  (principal executive officer)
(Charles D. Morgan)

/s/ Stephen M. Patterson*                                                            Director
-----------------------------------------
(Stephen M. Patterson)

/s/ Jefferson D. Stalnaker                                             Company Financial Operations Leader
-----------------------------------------                          (principal financial and accounting officer)
(Jefferson D. Stalnaker)

/s/ James T. Womble*                                                                 Director
-----------------------------------------
(James T. Womble)

*By:    /s/  Catherine L. Hughes
    ----------------------------------------------
          (Catherine L. Hughes, Attorney-in-Fact)